EVENTS AFTER REPORTING PERIOD EVENTS AFTER REPORTING PERIOD - ADDITIONAL INFORMATION (Details) - Business combinations [member] - Colombian Regulated Distribution Operation [Member]	Jul. 15, 2020 USD ($)
Disclosure of non-adjusting events after reporting period [line items]
Total consideration	$ 45,000,000
Equity funded consideration	$ 25,000,000
Percentage of voting equity interests acquired	6.00%
Percentage of voting interest in company	21.00%